CCA INVESTMENTS TRUST

(the “Trust”)

190 North Canon Dr., Suite 402

Beverly Hills, CA 90210

CCA CORE RETURN FUND

Institutional Class Shares	CORIX
Investor Class Shares	CORAX
Load Class Shares	CORLX

Supplement dated May 19, 2017 to the CCA Core Return Fund’s Prospectus, Summary Prospectus and Statement of Additional Information, each dated March 29, 2017

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The Board of Trustees of CCA Investments Trust (the “Trust”) has determined that it is in the best interests of the CCA Core Return Fund (the “Fund”) and its shareholders to close the Fund effective June 20, 2017 (“Liquidation Date”).

Effective immediately, the CCA Core Return Fund will not accept any new investments, and will no longer pursue its stated investment objective. The CCA Core Return Fund will begin liquidating its portfolio and will invest in cash equivalents until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash. Shares of the Fund are otherwise not available for purchase.

Accordingly, the prospectus has been amended:

References to CCA Core Return Fund.  All references to the Fund in the Trust’s Registration Statement are deleted effective as of June 20, 2017.

Suspension of Sales.  Effective immediately, the Fund will no longer accept orders to buy shares of the Fund from any new investors or existing shareholders.

Prior to June 20, 2017, you may 1) exchange your shares in the CCA Core Return Fund, for Institutional Class shares of the CCA Aggressive Return Fund at its current net asset value per share; or 2) redeem your investment in the Fund, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus. Unless your investment in the Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT EXCHANGED OR REDEEMED THEIR SHARES OF THE CCA CORE RETURN FUND PRIOR TO JUNE 20, 2017 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD. If you have questions or need assistance, please contact your financial advisor or the Fund at 1‐800‐595‐4866.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares.  If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year.  If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring.  If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated March 29, 2017, which provides information that you should know about the CCA Core Return Fund, and should be retained for future reference.  These documents are available upon request and without charge by calling the Fund at 1‐ 800‐595‐4866.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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